UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

SPANISH BROADCASTING SYSTEM, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-27823	13-3827791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 South Bayshore Drive, PH 2, Coconut Grove, Florida	33133
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 441-6901

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 30, 2010, Spanish Broadcasting System, Inc. (the “Company”) received notification from NASDAQ that the Company has regained compliance with the $1.00 minimum closing bid price requirement in accordance with NASDAQ Listing Rule 5450(a)(1). The NASDAQ Listing Qualifications Panel has determined to continue the listing of the Company’s securities on The NASDAQ Global Market.

A copy of the press release announcing that the above development is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC.
(Registrant)

May 5, 2010

By: /s/ Joseph A. García
Name: Joseph A. García
Title: Chief Financial Officer, Chief Administrative Officer,
Senior Executive Vice President and Secretary

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